                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                      December 6, 2004
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)

     Colorado                         0-11730                     84-1089377
--------------------             -------------------           ----------------
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
   of incorporation)                                          (Identification No.)

6405 218th Street, SW, Suite 305, Mountlake Terrace, Washington         98403
---------------------------------------------------------------         -----
(Address of principal executive offices)                              (Zip Code)

                                       (425) 329-2300
                                       --------------
                    (Registrant's telephone number, including area code)

                    _____________________N/A___________________________
               (Former name or former address, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement

On December 9, 2004,  Cognigen Networks,  Inc. received back from Silicon Valley
Bank an amendment to the Accounts  Receivable Purchase Agreement which increased the  amounts  available  to  Cognigen  under the  Accounts  Receivable  Purchase
Agreement from 65% to 75% of the commissions receivable balances.

Item  5.02(d).  Departure  of  Directors  or  Principal  Officers;  Election  of
Directors; Appointment of Principal Officers

On December 6, 2004,  Cognigen held its Annual Meeting of  Shareholders.  At the meeting, the current five directors, Gary L. Cook, David L. Jackson, Christopher
R. Seelbach,  James H. Shapiro and Thomas S. Smith, were reelected as directors.
In addition, Robert B. Segal was elected as a director. There was no arrangement or  understanding  pursuant to which Mr.  Segal was  elected as a director.  Mr.
Segal was  appointed  Chairman of  Cognigen's  Audit  Committee  at the Board of
Directors  meeting held  immediately  after the Annual Meeting of  Shareholders.
There have been no related transactions between Mr. Segal and Cognigen.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On  December  6,  2004,  the  shareholders  at  Cognigen's   Annual  Meeting  of
Shareholders  adopted  various  amendments  to  Cognigen's  bylaws.  First,  the shareholders  adopted an amendment  to Article  III,  Section 2 to make it clear that the  shareholders  could also set the number of  directors  on the Board of
Directors.  Second,  the shareholders  also adopted an amendment to Article III,
Section 2 of the  bylaws to make it clear  that the Board of  Directors  must be independent by June 1, 2005.  Third,  the  shareholders  adopted an amendment to
Article  III,  Section 2 to include a provision  that the  Chairman of the Audit
Committee  could  not be a member  of the  Compensation  Committee  and that the
Chairman  of the  Compensation  Committee  could  not be a member  of the  Audit
Committee.  Fourth,  the  shareholders  also adopted an amendment to Article IV,
Section 5 to provide that the Board of Directors  must appoint a Chairman of the
Board.

As a result of the  adoption of the  foregoing  amendments  to the bylaws by the shareholders,  the number of directors on the Board of Directors was set at six,
Robert B.  Segal was  appointed  as the  Chairman  of the  Audit  Committee  and
Christopher R. Seelbach was appointed a member of the Audit Committee,  James H.
Shapiro was  appointed the Chairman of the  Compensation  Committee and David L.
Jackson was appointed a member of the Compensation  Committee and Christopher R.
Seelbach was appointed the Chairman of the Board of Directors.

On December 6, 2004, the Board of Directors also adopted an amendment to Article lll,  Section 2 of the  bylaws to provide  that the  Executive  Committee  could authorize  expenditures  in excess of $5,000  rather than  $2,500 as  previously stated.

Item 9.01. Financial Statements and Exhibits

     Exhibit 3          Bylaws as amended through December 6, 2004

     Exhibit 10.1       Accounts Receivable Purchase Modification Agreement.

                                         SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2004                   COGNIGEN NETWORKS, INC.

                                          /s/Thomas S. Smith
                                             ---------------
                                          Thomas S. Smith
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit 3      Bylaws as amended through December 6, 2004

      Exhibit 10.1   Accounts Receivable Purchase Modification Agreement